UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-09377

                          The Gabelli Dividend Growth Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Dividend Growth Fund Annual Report — December 31, 2015
Barbara G. Marcin, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) per Class AAA Share of The Gabelli Dividend Growth Fund decreased 5.6% compared with an increase of 1.4% for the Standard & Poor’s (“S&P”) 500 Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

Overall returns in the market were held down by weak earnings growth. Despite modest growth in the economy, a strong dollar combined with weak energy prices to keep overall corporate earnings flat. The contribution to corporate earnings from sales outside the United States remains significant, especially for large companies. This portion fell because of lower volumes and the translation of foreign earnings back into dollars.

The price of oil and most commodities plunged in 2015 on growth concerns, hurting emerging market producers and the domestic energy industry. Russia expanded its military presence, this time to the Middle East. China’s naval presence grew while its economic growth continued to slow, hurting industrial profits and prompting a devaluation of the yuan to bolster exports. The success of Abenomics in Japan is still a question mark, as the challenge of overcoming a shrinking population appears so difficult. Europe has its own set of challenges unique to the Eurozone currency block (19 countries). Geographic proximity to a violent Middle East, from which whole cities of people are fleeing, has created not only the problem of housing refugees, but also rifts in the various countries’ policies towards them.

We invest in companies to participate in the growth of their earnings and cash flow. We look for those companies that we believe will continue to return cash flow to shareholders through reinvestment in their businesses and higher share price valuation, as well as by growing their dividends. We look to build a steady component of not only current return from dividend yields, but also a rising dividend payout from most of our portfolio to contribute to the performance of the Fund.

Selected holdings that contributed positively to performance in 2015 were: Microsoft Corp. (4.0% of net assets as of December 31, 2015) develops, licenses, and supports software products; Alphabet Inc. (3.4%) (formerly Google), through its subsidiaries, builds technology products and provides services to organize the information; General Electric Co. (3.0%) operates as an infrastructure and financial services company; Phillips 66 (2.1%) operates as an energy manufacturing and logistics company; and Mondelez International Inc. (1.8%) through its subsidiaries, manufactures and markets snack food worldwide.

Some of our weaker performing stocks during the year were American Express Co. (AXP) (2.4%), the largest closed loop credit card company in the world. AXP operates its eponymous premiere branded payment network and lends to its largely affluent customer base. The company has 114 million cards in force. American Express suffered a series of setbacks, most notably the loss of its Costco cobranding relationship beginning in 2016. Twenty-First Century Fox, Inc. (2.3%) is an American multinational mass media corporation. Its assets include the Fox Entertainment Group (owners of the 20th Century Fox Inc. film studio and Fox television network among other assets), pan-Asian pay channel operator STAR TV, and a stake in the European pay TV company Sky plc. Twenty-First Century Fox was beset with renewed concerns about changing TV viewing habits such as “cord-cutting” by cable subscribers. Freeport-McMoRan Inc. (1.4%) is a natural resource company engaged in the acquisition of mineral assets, and oil and natural gas resources. Waddell & Reed Financial Inc. (1.1%) provides investment management and advisory, investment product underwriting and distribution to mutual funds and institutional and separately managed accounts.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)					Since Inception (8/26/99)
	1 Year	5 Year	10 Year	15 Year
Class AAA (GABBX)	(5.63)%	7.97%	5.36%	3.82%	5.21%
S&P 500 Index	1.38	12.57	7.31	5.00	4.48
Lipper Large Cap Value Fund Average	(3.65)	10.07	5.71	4.55	4.38
Class A (GBCAX)	(5.60)	7.98	5.37	3.84	5.24
With sales charge (b)	(11.02)	6.71	4.74	3.43	4.86
Class C (GBCCX)	(6.33)	7.16	4.57	3.21	4.65
With contingent deferred sales charge (c)	(7.26)	7.16	4.57	3.21	4.65
Class I (GBCIX)	(5.41)	8.24	5.62	4.02	5.40

In the current prospectuses dated April 30, 2015, the expense ratios for Class AAA, A, C, and I Shares are 1.89%, 1.89%, 2.64%, and 1.64%, respectively. See page 9 for the expense ratios for the year ended December 31, 2015. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Large Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and the Class I Shares on June 30, 2004.The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance for the Class I Shares would have been higher due to the lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI DIVIDEND GROWTH FUND (CLASS AAA SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Dividend Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period*

The Gabelli Dividend Growth Fund

Actual Fund Return
Class AAA	$1,000.00	$ 931.20	1.98%	$ 9.64
Class A	$1,000.00	$ 931.60	1.98%	$ 9.64
Class C	$1,000.00	$ 927.80	2.74%	$13.31
Class I	$1,000.00	$ 932.50	1.74%	$ 8.48
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.22	1.98%	$10.06
Class A	$1,000.00	$1,015.22	1.98%	$10.06
Class C	$1,000.00	$1,011.39	2.74%	$13.89
Class I	$1,000.00	$1,016.43	1.74%	$ 8.84

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

The Gabelli Dividend Growth Fund

Financial Services	24.1%
Health Care	20.4%
Computer Software and Services	12.4%
Diversified Industrial	6.5%
Entertainment	5.6%
Energy	5.5%
Specialty Chemicals	4.8%
Food and Beverage	3.7%
Retail	3.1%
Communications Equipment	2.5%

Energy Services	2.4%
Automotive	2.3%
Paper and Forest Products	2.2%
Metals and Mining	1.9%
Telecommunications	1.1%
Water	1.0%
Other Assets and Liabilities (Net)	0.5%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Dividend Growth Fund

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 99.5%
	Automotive — 2.3%
20,000	General Motors Co.	$675,236	$680,200

	Communications Equipment — 2.5%
27,300	Cisco Systems Inc.	611,615	741,331

	Computer Software and Services — 12.4%
1,300	Alphabet Inc., Cl. C†	705,924	986,544
14,000	Apple Inc.	925,061	1,473,640
21,000	Microsoft Corp.	573,073	1,165,080

		2,204,058	3,625,264

	Diversified Industrial — 6.5%
28,000	General Electric Co.	488,174	872,200
10,000	Honeywell International Inc.	323,863	1,035,700

		812,037	1,907,900

	Energy — 5.5%
2,000	Apache Corp.	171,419	88,940
2,000	Chevron Corp.	147,351	179,920
5,350	ConocoPhillips	227,880	249,791
6,000	Exxon Mobil Corp.	439,773	467,700
7,525	Phillips 66	215,472	615,545

		1,201,895	1,601,896

	Energy Services — 2.4%
7,800	Halliburton Co.	383,950	265,512
50,000	Weatherford International plc†	776,331	419,500

		1,160,281	685,012

	Entertainment — 5.6%
9,000	The Walt Disney Co.	307,957	945,720
25,000	Twenty-First Century Fox Inc., Cl. A	826,187	679,000

		1,134,144	1,624,720

	Financial Services — 24.1%
10,000	American Express Co.	560,957	695,500
21,000	American International Group Inc.	777,206	1,301,370
16,000	Citigroup Inc.	578,193	828,000
12,000	CME Group Inc.	640,042	1,087,200
12,000	JPMorgan Chase & Co.	412,688	792,360
6,600	Legg Mason Inc.	328,743	258,918
17,000	Morgan Stanley	286,632	540,770
15,000	PayPal Holdings Inc.†	471,542	543,000
16,000	The Blackstone Group LP	473,665	467,840
5,000	U.S. Bancorp	166,500	213,350
11,000	Waddell & Reed Financial Inc., Cl. A	299,210	315,260

		4,995,378	7,043,568

Shares		Cost	Market Value
	Food and Beverage — 3.7%
12,000	Mondēlez International Inc., Cl. A	$207,371	$538,080
5,400	PepsiCo Inc.	345,768	539,568

		553,139	1,077,648

	Health Care — 20.4%
12,200	Baxalta Inc.	379,601	476,166
12,200	Baxter International Inc.	445,619	465,430
6,487	Bristol-Myers Squibb Co.	165,712	446,241
4,000	Eli Lilly & Co.	166,519	337,040
7,000	Gilead Sciences Inc.	508,757	708,330
3,000	Johnson & Johnson	178,073	308,160
6,000	Mallinckrodt plc†	386,090	447,780
5,162	Medtronic plc	387,253	397,061
13,950	Merck & Co. Inc.	495,484	736,839
28,575	Pfizer Inc.	674,008	922,401
14,754	Zoetis Inc.	452,850	707,012

		4,239,966	5,952,460

	Metals and Mining — 1.9%
20,000	Barrick Gold Corp.	364,548	147,600
60,000	Freeport-McMoRan Inc.	1,252,657	406,200

		1,617,205	553,800

	Paper and Forest Products — 2.2%
17,000	International Paper Co.	488,794	640,900

	Retail — 3.1%
30,000	Best Buy Co. Inc.	795,811	913,500

	Specialty Chemicals — 4.8%
8,000	E. I. du Pont de Nemours and Co.	282,061	532,800
8,000	H.B. Fuller Co.	305,417	291,760
11,000	The Dow Chemical Co.	308,351	566,280

		895,829	1,390,840

	Telecommunications — 1.1%
6,700	Verizon Communications Inc.	295,210	309,674

	Water — 1.0%
8,000	Xylem Inc.	215,491	292,000

	TOTAL COMMON STOCKS	21,896,089	29,040,713

	TOTAL INVESTMENTS — 99.5%	$21,896,089	29,040,713

	Other Assets and Liabilities (Net) — 0.5%		140,351

	NET ASSETS — 100.0%		$29,181,064

†	Non-income producing security.

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $21,896,089)	$29,040,713
Cash	93,220
Receivable for Fund shares sold	55,975
Prepaid expenses	24,746
Dividends receivable	74,219

Total Assets	29,288,873

Liabilities:
Payable for Fund shares redeemed	32,914
Payable for investment advisory fees	25,282
Payable for distribution fees	6,315
Payable for legal and audit fees	17,991
Payable for shareholder communications expenses	13,991
Other accrued expenses	11,316

Total Liabilities	107,809

Net Assets (applicable to 1,710,159 shares outstanding)	$29,181,064

Net Assets Consist of:
Paid-in capital	$22,091,587
Accumulated net investment income	15,316
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(70,463)
Net unrealized appreciation on investments	7,144,624

Net Assets	$29,181,064

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($19,535,597 ÷ 1,141,157 shares outstanding)	$17.12
Class A:
Net Asset Value and redemption price per share ($3,431,837 ÷ 200,842 shares outstanding)	$17.09
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$18.13
Class C:
Net Asset Value and offering price per share ($1,616,293 ÷ 100,731 shares outstanding)	$16.05	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($4,597,337 ÷ 267,429 shares outstanding)	$17.19

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $2,351)	$726,048
Interest	163

Total Investment Income	726,211

Expenses:
Investment advisory fees	325,605
Distribution fees - Class AAA	54,025
Distribution fees - Class A	9,794
Distribution fees - Class C	15,317
Registration expenses	57,063
Shareholder communications expenses	43,538
Shareholder services fees	33,125
Trustees’ fees	29,969
Legal and audit fees	24,920
Custodian fees	9,996
Interest expense	705
Miscellaneous expenses	16,115

Total Expenses	620,172

Less:
Expenses paid indirectly by broker (See Note 6)	(1,410)

Net Expenses	618,762

Net Investment Income	107,449

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	837,737
Net realized loss on foreign currency transactions	(53)

Net realized gain on investments and foreign currency transactions	837,684

Net change in unrealized appreciation/depreciation on investments	(2,762,221)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(1,924,537)

Net Decrease in Net Assets Resulting from Operations	$(1,817,088)

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment income	$107,449	$472,545
Net realized gain on investments and foreign currency transactions	837,684	2,355,410
Net change in unrealized appreciation/depreciation on investments	(2,762,221)	(696,142)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,817,088)	2,131,813

Distributions to Shareholders:
Net investment income
Class AAA	(70,405)	(313,419)
Class A	(12,596)	(52,384)
Class C	—	(12,681)
Class I	(28,903)	(86,744)

	(111,904)	(465,228)

Net realized gain
Class AAA	(571,067)	(1,578,825)
Class A	(102,816)	(257,894)
Class C	(47,755)	(117,639)
Class I	(132,697)	(365,094)

	(854,335)	(2,319,452)

Total Distributions to Shareholders	(966,239)	(2,784,680)

Shares of Beneficial Interest Transactions:
Class AAA	(2,109,559)	(1,248,594)
Class A	(26,538)	834,630
Class C	111,729	81,029
Class I	(817,139)	1,982,371

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(2,841,507)	1,649,436

Redemption Fees	791	12

Net Increase/Decrease in Net Assets	(5,624,043)	996,581
Net Assets:
Beginning of year	34,805,107	33,808,526

End of year (including undistributed net investment income of $15,316 and $19,314, respectively)	$29,181,064	$34,805,107

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimbursement	Operating Expenses Net of Reimburse- ment and Credits	Portfolio Turnover Rate
Class AAA
2015	$18.74	$ 0.06	$(1.11)	$(1.05)	$(0.06)	$(0.51)	$(0.57)	$0.00	$17.12	(5.6)%	$19,536	0.32%	1.91%	1.91%(c)	15%
2014	19.10	0.28	0.98	1.26	(0.27)	(1.35)	(1.62)	0.00	18.74	6.4	23,476	1.40	1.89	1.89(d)	23
2013	15.10	0.11	4.66	4.77	(0.09)	(0.68)	(0.77)	0.00	19.10	31.7	25,051	0.64	2.00	2.00(d)	12
2012	13.71	0.18	1.40	1.58	(0.19)	—	(0.19)	0.00	15.10	11.5	18,621	1.21	2.11	2.00	20
2011	13.82	0.04	(0.11)	(0.07)	(0.04)	—	(0.04)	0.00	13.71	(0.5)	21,551	0.28	2.00	2.00(d)	45
Class A
2015	$18.70	$ 0.06	$(1.10)	$(1.04)	$(0.06)	$(0.51)	$(0.57)	$0.00	$17.09	(5.6)%	$ 3,432	0.33%	1.91%	1.91%(c)	15%
2014	19.07	0.27	0.98	1.25	(0.27)	(1.35)	(1.62)	0.00	18.70	6.4	3,805	1.35	1.89	1.89(d)	23
2013	15.09	0.12	4.64	4.76	(0.10)	(0.68)	(0.78)	0.00	19.07	31.6	3,062	0.66	2.00	2.00(d)	12
2012	13.70	0.17	1.41	1.58	(0.19)	—	(0.19)	0.00	15.09	11.6	1,421	1.18	2.11	2.00	20
2011	13.82	0.04	(0.11)	(0.07)	(0.05)	—	(0.05)	0.00	13.70	(0.5)	1,451	0.32	2.00	2.00(d)	45
Class C
2015	$17.67	$(0.07)	$(1.04)	$(1.11)	—	$(0.51)	$(0.51)	$0.00	$16.05	(6.3)%	$ 1,616	(0.42)%	2.66%	2.66%(c)	15%
2014	18.11	0.11	0.95	1.06	$(0.15)	(1.35)	(1.50)	0.00	17.67	5.7	1,654	0.59	2.64	2.64(d)	23
2013	14.39	(0.02)	4.42	4.40	(0.00)(b)	(0.68)	(0.68)	0.00	18.11	30.6	1,630	(0.10)	2.75	2.75(d)	12
2012	13.12	0.07	1.32	1.39	(0.12)	—	(0.12)	0.00	14.39	10.6	1,103	0.51	2.86	2.75	20
2011	13.28	(0.05)	(0.11)	(0.16)	—	—	—	0.00	13.12	(1.2)	600	(0.41)	2.75	2.75(d)	45
Class I
2015	$18.82	$ 0.11	$(1.12)	$(1.01)	$(0.11)	$(0.51)	$(0.62)	$0.00	$17.19	(5.4)%	$ 4,597	0.57%	1.65%	1.65%(c)	15%
2014	19.17	0.31	1.01	1.32	(0.32)	(1.35)	(1.67)	0.00	18.82	6.7	5,870	1.53	1.64	1.64(d)	23
2013	15.15	0.16	4.67	4.83	(0.13)	(0.68)	(0.81)	0.00	19.17	32.0	4,066	0.89	1.75	1.75(d)	12
2012	13.76	0.22	1.40	1.62	(0.23)	—	(0.23)	0.00	15.15	11.8	2,913	1.50	1.86	1.75	20
2011	13.87	0.08	(0.11)	(0.03)	(0.08)	—	(0.08)	0.00	13.76	(0.2)	1,800	0.57	1.75	1.75(d)	45

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact on the expense ratios.
(d)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $10,696, $16,430, and $13,570 for the years ended December 31, 2014, 2013, and 2011, respectively, representing in 2014 the balance outstanding of previously reimbursed expenses from the Adviser. Had such payments not been made, the expense ratios would have been 1.86%, 1.94%, and 1.95% (Class AAA and Class A) 2.61%, 2.69%, and 2.70% (Class C), and 1.61%, 1.69%, and 1.70% (Class I).

See accompanying notes to financial statements.

The Gabelli Dividend Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Dividend Growth Fund was organized on May 13, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long term growth of capital with current income as a secondary objective. The Fund commenced operations on August 26, 1999.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

Valuation Inputs*	Investments in Securities (Market Value) Assets
Level 1 - Quoted Prices	$29,040,713

Total	$29,040,713

*	Portfolio holdings designated in Level 1 are disclosed individually in the Schedule of Investments (“SOI”). Please refer to the SOI for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2015 or 2014.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to increase accumulated net investment income by $457 and increase accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $455, with an offsetting adjustment to paid-in capital.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Distributions paid from:
Ordinary income	$111,396	$465,228
Net long term capital gains	854,843	2,319,452

Total distributions paid	$966,239	$2,784,680

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$135
Net unrealized appreciation on investments	7,089,342

Total	$7,089,477

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2015:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$21,951,371	$9,002,270	$(1,912,928)	$7,089,342

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of brokerage fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until at least May 1, 2016, at no more than 2.00%, 2.00%, 2.75%, and 1.75%, respectively, of Class AAA, Class A, Class C, and Class I Shares’ average daily net assets. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The Fund is obliged to repay the Adviser for a period of two years following the year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund, after giving effect to the recovery by the Adviser, would not exceed the foregoing limitations. The agreement is renewable annually.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $4,949,864 and $8,778,312, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $372 to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $5,764 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended December 31, 2015 was $1,410.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2015.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2015, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2015 was $34,400 with a weighted average interest rate of 1.15%. The maximum amount borrowed at any time during the year ended December 31, 2015 was $397,000.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Dividend Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	97,612	$1,803,928	139,348	$2,758,010
Shares issued upon reinvestment of distributions	35,336	615,546	94,791	1,802,927
Shares redeemed	(244,659)	(4,529,033)	(293,139)	(5,809,531)

Net decrease	(111,711)	$(2,109,559)	(59,000)	$(1,248,594)

Class A
Shares sold	60,091	$1,130,076	83,208	$1,614,115
Shares issued upon reinvestment of distributions	6,627	115,247	15,739	298,716
Shares redeemed	(69,330)	(1,271,861)	(56,079)	(1,078,201)

Net increase/(decrease)	(2,612)	$(26,538)	42,868	$834,630

Class C
Shares sold	40,443	$699,556	22,859	$436,410
Shares issued upon reinvestment of distributions	2,910	47,523	7,222	129,496
Shares redeemed	(36,231)	(635,350)	(26,428)	(484,877)

Net increase	7,122	$111,729	3,653	$81,029

Class I
Shares sold	16,620	$313,436	104,087	$2,086,092
Shares issued upon reinvestment of distributions	8,680	151,817	22,274	425,441
Shares redeemed	(69,841)	(1,282,392)	(26,490)	(529,162)

Net increase/(decrease)	(44,541)	$(817,139)	99,871	$1,982,371

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Dividend Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Gabelli Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Dividend Growth Fund (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

The Gabelli Dividend Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee Age: 73	Since 1999	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 80	Since 1999	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 72	Since 1999	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Trustee Age: 73	Since 2000	4	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Trustee Age: 47	Since 2009	16	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder, MD Trustee Age: 75	Since 1999	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

The Gabelli Dividend Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

This page was intentionally left blank.

THE GABELLI DIVIDEND GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2015, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.063, $0.063, and $0.111 per share for Class AAA, Class A, and Class I Shares, respectively and long term capital gains totaling $854,843 or the maximum allowable. For the year ended December 31, 2015, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.02% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2015 which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2015. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI DIVIDEND GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI   (800-422-3554)

f  914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Chairman and	Secretary
Chief Executive Officer,
Associated Capital Group Inc.	Agnes Mullady
Treasurer
Anthony J. Colavita
President,	Richard J. Walz
Anthony J. Colavita, P.C.	Chief Compliance Officer
Vincent D. Enright	DISTRIBUTOR
Former Senior Vice
President and Chief	G.distributors, LLC
Financial Officer,
KeySpan Corp.	CUSTODIAN, TRANSFER
AGENT, AND DIVIDEND
Mary E. Hauck	DISBURSING AGENT
Former Senior Portfolio
Manager,	State Street Bank and Trust
Gabelli-O’Connor Fixed	Company
Income Mutual Fund
Management Co.	LEGAL COUNSEL
Kuni Nakamura	Skadden, Arps, Slate, Meagher &
President,	Flom LLP
Advanced Polymer, Inc.
Werner J. Roeder, MD
Former Medical Director,
Lawrence Hospital

This report is submitted for the general information of the shareholders of The Gabelli Dividend Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB402Q415AR

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,800 for 2014 and $19,401 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2014 and $3,600 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $34,145 for 2014 and $34,038 for 2015. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $37,645 for 2014 and $37,638 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Dividend Growth Fund

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/8/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/8/2016

* Print the name and title of each signing officer under his or her signature.